Willis Group Holdings acquires Hilb Rogal & Hobbs June 9, 2008 Exhibit 99.2

This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the
Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook and guidance regarding future operating margin and adjusted Earnings Per Share, future capital expenditures, expected growth in commissions and fees, business strategies, competitive strengths, goals, the anticipated benefits of new initiatives, growth of our business and operations, plans, and references to future successes are forward-
looking statements. Also, when we use the words such as “anticipate”, “believe”, “estimate”, “expect”,
“intend”, “plan”, “probably”, or similar expressions, we are making forward-looking statements.
Many risks and uncertainties may impact the matters addressed in these forward-looking statements. Many possible events or factors could affect our future financial results and performance, including those set forth in the Appendix and in the Risk Factors section of our Annual Report on Form 10-K filed on February 27,
2008. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.
Our forward-looking statements speak only as of the date made and we will not update these forward-
looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur, and we caution you against unduly relying on these forward-looking statements.
Forward-looking statements

2 Willis Group Holdings acquires Hilb Rogal & Hobbs Transaction overview Willis and HRH overviews Pro forma combined company Financial summary Summary Appendix

Transaction overview

Transaction rationale
The acquisition of Hilb Rogal & Hobbs is strategically and financially compelling
Accelerates growth and increases client value through larger, more diversified platform
Complementary geographic footprint doubles Willis’ North American revenues
More than doubles Willis’ revenues in targeted, high potential North America
Employee Benefits business
Adds depth and breadth to other key practice areas
Strengthens Willis’ middle market leadership and reinforces large account presence
Immediately accretive to Willis Cash EPS; accretive to GAAP EPS from year 2
Attractive valuation; 2.4x 2008E revenue, less than 10x 2008E EBITDA
Anticipated synergies of $100 million, with additional $40 million annualized efficiencies post-integration from the implementation of Shaping our Future

Terms of transaction
TRANSACTION Willis to acquire 100% of Hilb Rogal & Hobbs (HRH)
PRICE PER SHARE
50% cash, 50% stock
Tax free transaction to Hilb Rogal & Hobbs shareholders
$1.7 billion equity value
$2.1 billion enterprise value
(2)
EXPECTED CLOSING
4Q 2008
APPROVALS Customary regulatory approvals and HRH shareholder vote
$46.00
AGGREGATE CONSIDERATION
CONSIDERATION
(2) See appendix for definitions of non-GAAP measures
(1) The transaction includes a 12% collar, that is, if Willis’ share price increases or decreases up to 12%, the aggregate consideration remains $46.00 per share; if, however, the Willis share price increases or decreases more than 12%, 50% of the consideration would adjust based on the value of Willis’ stock
(resulting in a transaction value per share less than or greater than $46.00)
Transaction includes a collar
(1)

Willis and HRH overview

COMPANY DESCRIPTION
SENIOR MANAGEMENT
ADJUSTED EBITDA AND EBITDA MARGIN
(1)
2007 REVENUE BREAKDOWN
• 3rd largest provider of insurance brokerage, reinsurance and risk management consulting services worldwide
• Operates three business segments
International (39%) – international retail brokerage
Global (31%) – worldwide specialist brokerage, consulting services and reinsurance
North America (30%)  - Retail operations in the US & Canada
• 13,000 employees in approximately 300 offices in 100 countries
REVENUE AND REVENUE GROWTH
($ in millions)
Overview of Willis
$2,428
$2,578
$2,267
6%
7%
0%
2005 2006 2007
($ in millions)
International
39%
North America
30%
Global
31%
Name Age Title
Joseph J.  Plumeri 64 Chairman & CEO
Grahame Millwater 44 President
Patrick C. Regan 41 Group COO & Group CFO
$614
$684
$535
24%
25%
27%
2005 2006 2007
(1) See appendix for definitions of non-GAAP measures

• Employee benefits
• Reinsurance
• Property & casualty
• Energy
• Construction
• Aerospace
• Real estate
Personal Lines
1%
Commercial
P&C
74%
Reinsurance
15%
Employee
Benefits
10%
2007 REVENUE BY PRODUCT
Overview of Willis
CASH FLOW FROM OPERATIONS
(1)
($ in millions)
2007 Total Revenues: $2,578 million
SERVICES AND CLIENTS
• Client base ranges from personal to multi
national accounts
• Primarily comprised of middle market
accounts
330
392
388
280
300
320
340
360
380
400
2005 2006 2007
(1) See appendix for definitions of non-GAAP measures
• Marine
• Financial and
Executive Risk

$174
$181
$190
24% 27% 27%
2005 2006 2007
COMPANY DESCRIPTION
SENIOR MANAGEMENT
EBITDA AND EBITDA MARGIN
2007 REVENUE BREAKDOWN
• Based in Glen Allen, Virginia
• Offers P&C, employee benefits and specialized exposure insurance
• U.S. middle market focused broker with national footprint
Domestic Retail
(85%)
– seven U.S. regional operating units providing marketing and specialized industry or product expertise
Excess and Surplus (5%)
– operating units specializing in excess and surplus lines brokerage (California,
Florida, Illinois and Texas)
International (7%)
– primarily U.K based wholesale and reinsurance brokerage
• 4,200 employees in over 140 offices throughout the U.S.; 200 employees outside the U.S
REVENUE AND REVENUE GROWTH
Excess &
Surplus
5%
International
7%
Other
3%
Domestic
Retail
85%
($ in millions)
Overview of HRH
($ in millions)
Name Age Title
Martin (Mell) Vaughan 60 Chairman & CEO
Michael Crowley 55 President & COO
Michael Dinkins 52 EVP & CFO
$711
$800
$674
12%
5%
9%
2005 2006 2007

• Personal lines
• Employee benefits
• Property & casualty
• Construction
• Healthcare
• Real estate
Personal Lines
6%
Reinsurance
1%
Employee
Benefits
21%
Wholesale
9%
Commercial
P&C
63%
2007 REVENUE BY PRODUCT
Overview of HRH
CASH FLOW FROM OPERATIONS
(1)
($ in millions)
2007 Total Revenues: $800 million
95
121
102
0
100
2005 2006 2007
SERVICES AND CLIENTS
• Client base ranges from personal to large
national accounts
• Primarily comprised of middle market
and major commercial and industrial
accounts
(1) See appendix for definitions of non-GAAP measures

Pro forma combined company

Strategic objectives
Critical mass in key areas
Opportunity for accelerated growth
California, Florida, Texas, Illinois, New York, Boston, New Jersey,
Philadelphia
Leverage unique specialty expertise throughout our retail network
Personal lines, energy, aerospace, real estate, health care, construction, complex property, executive risk, environmental
Implement Shaping our Future strategy for profitable growth
Demonstrated execution with measurable success
Post integration launch Shaping our Future HRH
ENHANCE
GROW
ADD VALUE

Broker rankings
Source: Business Insurance Annual Insurance Broker Survey, July 2007,
Revenues generated by U.S. clients
Source: Company reports
2006 Brokerage 2007 Brokerage
Rank Company Revenues Rank Company Revenues
1 Marsh & McLennan $5,342 1 Marsh & McLennan $11,350
2 Aon 2,751 2 Aon 7,471
Pro forma Willis / Hilb Rogal & Hobbs 1,783 Pro forma Willis / Hilb Rogal & Hobbs 3,378
3 A.J. Gallagher 1,251 3 Willis Group Holdings Ltd. 2,578
4 Willis Group Holdings Ltd. 1,100 4 A.J. Gallagher 1,623
5 Wells Fargo Insurance Servvices Inc. 1,009 5 Wells Fargo 1,530
6 Brown & Brown Inc. 865 6 Brown & Brown 960
7 BB&T Insurance Services Inc. 842 7 Jardine Lloyd Thompson 940
8 Hilb Rogal & Hobbs Co. 683 8 BB&T Insurance Services Inc. 853
9 USI Holdings Crop. 546 9 Hilb Rogal & Hobbs Co. 800
10 Lockton Cos. L.L.C. 453 10 Lockton Cos. L.L.C. 667
Global Broker Rankings U.S. Broker Rankings

14 Complementary geographic fit London, England International Presence WSH HRH Overlap Willis 70 HRH 140 # of Offices Key Growth Areas

WILLIS
Pro forma combined total revenues by
business mix
Employee
Benefits
10%
Personal
lines
1%
WillisRe
15%
Commercial
P&C
74%
Personal
Lines
2%
Wholesale
2%
Reinsurance
12%
Employee
Benefits
13%
Commercial
P&C
71%
HRH
PRO FORMA
2007 Total Revenues: $2,578 million
65% Commissions / 35% Fees
2007 Total Revenues: $800 million
85% Commissions / 15% Fees
2007 Total Revenues: $3,378 million
70% Commissions / 30% Fees
Employee
Benefits
21%
Wholesale
9%
Reinsurance
1%
Personal
Lines
6%
Commercial
P&C
63%

Financial summary

Financial structure
TRANSACTION Willis to acquire 100% of Hilb Rogal & Hobbs (HRH)
PRICE PER SHARE
50% cash, 50% stock
Tax free transaction to Hilb Rogal & Hobbs shareholders
$1.7 billion equity value
$2.1 billion enterprise value
APPROVALS Customary regulatory approvals and HRH shareholder vote
$46.00
AGGREGATE CONSIDERATION
CONSIDERATION
(2) See appendix for definitions of non-GAAP measures
(1) The transaction includes a 12% collar, that is, if Willis’ share price increases or decreases up to 12%, the aggregate consideration remains $46.00 per share; if, however, the Willis share price increases or decreases more than 12%, 50% of the consideration would adjust based on the value of Willis’ stock
(resulting in a transaction value per share less than or greater than $46.00)
Transaction includes a collar (1)
(2)

REPURCHASE ASSUMPTIONS
2.4x 2008E revenue
Less than 10x Hilb Rogal & Hobbs estimated 2008E EBITDA
Cash EPS accretive by 7% 2009, 10% 2010, 14% 2011
GAAP EPS dilutive by (3)% 2009; accretive by 2% 2010, 6% 2011
Assumed $100 million in annual cost savings
50% in 2009, 100% thereafter
8% of pro forma combined North America 2007 cost base; 3% of combined pro forma 2007 total cost base
Fully funded
Combination of new $1.0 billion senior credit facilities and $1.25 billion bridge financing
Investment grade status retained
$1 billion existing authorized buyback
Anticipate repurchase of the majority of shares issued in the transaction over time
SYNERGIES
Assumed efficiencies from implementation of Shaping our Future at HRH starting in 2010 with $40 million annualized by 2012
FINANCING
Accretion (dilution) relative to Willis' previously stated guidance, which assumed buyback accretion of up to $0.30 per share by 2010
$75 million pre-tax
RESTRUCTURING PROGRAM
VALUATION
Transaction financial summary

Pro forma combined financial goals
$2.25
$4.05-
$4.15
$3.15-
$3.25
$2.85-
$2.95
$2.77
2006 2007 2008E 2009E 2010E
Revised targets to 24% in 2009
and 27% in 2010
Excluding transaction amortization
margins estimated at 25% and
29%, respectively, in 2009 and
2010
Revised target for 2009 at $3.15-
$3.25 to reflect first year post
acquisition
Raised to $4.05-$4.15 for 2010
Existing $1 billion buyback
authorization with $925 million
remaining
Anticipate repurchase of majority
of shares issued in the transaction
over time
Adjusted operating margin
Adjusted EPS
27%
24%
24% 24%
23%
2006 2007 2008E 2009E 2010E
Note: See appendix for definitions of non-GAAP measures
OPERATING MARGIN
EARNINGS PER SHARE
CAPITAL MANAGEMENT

North America leadership team
Office of the Chairman:
Don Bailey, Chairman and CEO
Mike Crowley, President
Mell Vaughan, Vice Chairman, Willis Group Holdings
Other key leadership:
Vic Krauze, COO
Derek Smyth, CFO
Joe Gunn, Chief Growth Officer

Summary
Will accelerate growth and increase client value through larger, more diversified platform
Complementary geographic footprint doubles Willis’ North American revenues
More than doubles Willis’ revenues in targeted North America Employee
Benefits business
Adds depth and breadth to other key practice areas
Strengthens Willis’ middle market leadership and reinforces large account presence
Immediately accretive to Willis Cash EPS; accretive to GAAP EPS from year 2
Attractive valuation; 2.4x 2008E revenue, less than 10x 2008E EBITDA
Anticipated synergies of $100 million, with additional $40 million annualized efficiencies post-integration from the implementation of Shaping our Future

22 Appendix

Important merger information
In connection with the proposed transaction, Willis and Hilb Rogal & Hobbs intend to file relevant materials with the Securities and Exchange Commission (“SEC”). Willis will file with the SEC a
Registration Statement on Form S-4 that includes a proxy statement of Hilb Rogal & Hobbs that also constitutes a prospectus of Willis. Hilb Rogal & Hobbs will mail the proxy statement/prospect us to its shareholders. Investors are urged to read the proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information.
Investors will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Willis and Hilb Rogal & Hobbs without charge, at the
SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. You may also obtain these documents, free of charge, from Willis’s website
(www.willis.com) under the tab “Investor Relations” and then under the heading “Financial
Reporting” then under the item “SEC Filings.” You may also obtain these documents, free of charge, from Hilb Rogal & Hobbs’ website (www.hrh.com) under the heading “Investor Relations”
and then under the tab “SEC Filings.”
Willis, Hilb Rogal & Hobbs and their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Hilb, Rogal & Hobbs shareholders in connection with the proposed transaction. Information about Willis’s directors and executive officers is available in Willis’s proxy statement, dated March 17, 2008. Information about
Hilb Rogal & Hobbs’ directors and executive officers is available in Hilb Rogal & Hobbs’ proxy statement, dated March 31, 2008. Additional information about the interests of potential participants will be included in the prospectus/proxy statement when it becomes available. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the following:
• completion of the merger is dependent on, among other things, receipt of shareholders and regulatory approvals, the timing of which cannot be predicted with precision and which may not be received at all,
•
our ability to implement and realize anticipated benefits of the Shaping our Future initiative and other new initiatives,
• the extent and timing of, and prices paid in connection with, any share repurchases under existing or future programs,
• increases in client retentions,
• our ability to retain existing clients and attract new business, and our ability to retain key employees,
• changes in commercial property and casualty markets, or changes in premiums and availability of insurance products due to a catastrophic event such as a hurricane,
• volatility or declines in other insurance markets and the premiums on which our commissions are based,
• impact of competition,
• the timing or ability to carry out share repurchases or take other steps to manage our capital,
• fluctuations in exchange and interest rates that could affect expenses and revenue,
• rating agency actions that could inhibit ability to borrow funds or the pricing thereof,
• legislative and regulatory changes affecting both our ability to operate and client demand,
• potential costs and difficulties in complying with a wide variety of foreign laws and regulations, given the global scope of our operations,
• changes in the tax or accounting treatment of our operations,
• our exposure to potential liabilities arising from errors and omissions claims against us,
• the results of regulatory investigations, legal proceedings and other contingencies, and
• the timing of any exercise of put and call arrangements with Associated companies.
The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results.  See also the Risk Factors section of our Annual Report on Form 10-K filed on
February 27, 2008.
Appendix: Additional cautionary disclosures regarding
forward-looking Information

Adjusted earnings before interest, tax, depreciation and amortization (adjusted EBITDA) is adjusted operating income as defined below, before depreciation and amortization.
Adjusted earnings per share (Adjusted EPS) is defined as adjusted net income per diluted share.
Adjusted net income is defined as net income excluding net gains/losses on disposal of operations. For 2006, excludes gain on disposal of London headquarters net of leaseback costs of $92 million, $25 million of severance costs, $41 million strategic initiative expenditure and a one off $71 tax credit. For 2005, excludes charges for regulatory settlements and related expenses of $36 million, other provisions of $14 million and severance costs of $19 million.
Adjusted operating income is defined as operating income excluding gains/losses on disposals. For 2006, excludes gain on disposal of London headquarters net of leaseback costs of $99 million, $35 million of severance costs and $59 million strategic initiative expenditure. For 2005 excludes charges for regulatory settlements and related legal and administrative expenses of $60 million, $20 million additional charge to increase legal provisions and $28 million of severance costs.
Adjusted operating margin is defined as adjusted operating income to total revenues.
Cash flow is defined as cash flow from operating and investing activities excluding acquisitions and disposals and additional pension contributions.
Funds from operations is adjusted net income as defined, before depreciation and amortization.
Enterprise value = current market capitalization + debt as of most recent quarter - non-fiduciary cash as of most recent quarter
Appendix: Definitions of non-GAAP
measures

WILLIS GROUP HOLDINGS